                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated January 8, 2003 relating to the financial statements and the financial statement schedule of CLARCOR Inc., which appear in CLARCOR Inc.'s Annual Report on Form 10-K for the year ended November 30, 2002.

PricewaterhouseCoopers LLP

Chicago, Illinois
October 1, 2003